BLACKROCK FUNDS III

iShares S&P 500 Index Fund

(the “Fund”)

Supplement dated June 2, 2023

to the Fund’s Class G Shares Summary Prospectus, Prospectus and Statement of Additional Information

each dated April 28, 2023

Effective immediately, the Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

The section of the Summary Prospectus entitled “Key Facts About iShares S&P 500 Index Fund - Purchase and Sale of Fund Shares” and the section of the Prospectus entitled “Fund Overview – Key Facts About iShares S&P 500 Index Fund - Purchase and Sale of Fund Shares” are deleted in their entirety and replaced with the following:

Class G Shares are available only to investors on eligible platforms. Eligible platforms are those where clients invest in the Fund through a single omnibus account in the name of a Financial Intermediary that meets an initial investment minimum of $2 billion. For clients investing through such eligible platforms, the Fund does not impose investment minimums on any individual investor. Please contact your Financial Intermediary for information on any eligibility requirements.

The section of the Prospectus entitled “Account Information – Details about the Share Class” is deleted in its entirety and replaced with the following:

The Fund currently offers multiple share classes (Class G Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the Fund. Class G Shares are available only to investors on eligible platforms. Eligible platforms are those where clients invest in the Fund through a single omnibus account in the name of a financial professional or selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”) that meets an initial investment minimum of $2 billion. For clients investing through such eligible platforms, the Fund does not impose investment minimums on any individual investor. Please contact your Financial Intermediary for information on any eligibility requirements. Your Financial Intermediary can help you determine whether you are eligible to buy Class G Shares.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. BFA and its affiliates are referred to in this prospectus as “BlackRock.”

The table below summarizes key features of Class G Shares of the Fund.

Class G Shares at a Glance

Availability and Minimum Investment	Class G Shares are available only to investors on eligible platforms. Eligible platforms are those where clients invest in the Fund through a single omnibus account in the name of a Financial Intermediary that meets an initial investment minimum of $2 billion. For clients investing through such eligible platforms, the Fund does not impose investment minimums on any individual investor. Please contact your Financial Intermediary for information on any eligibility requirements.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Distribution and Service (12b-1) Fees?	No.
Redemption Fees?	No.

The Fund reserves the right to modify or waive the above-stated policies at any time.

The sixth sentence in the first paragraph of the section in Part II of the Statement of Additional Information entitled “Purchase of Shares” is deleted in its entirety and replaced with the following:

Certain Funds offer Class G Shares, which are available only to investors on eligible platforms, which are platforms where clients invest in the Fund through a single omnibus account in the name of a financial intermediary that meets an initial investment minimum of $2 billion.

The section in Part II of the Statement of Additional Information entitled “Purchase of Shares – Class G Shares” is deleted in its entirety and replaced with the following:

Certain Funds offer Class G Shares, which are available only to investors on eligible platforms. Eligible platforms are those where clients invest in the Fund through a single omnibus account in the name of a financial intermediary that meets an initial investment minimum of $2 billion. For clients investing through such eligible platforms, the Fund does not impose investment minimums on any individual investor. Financial intermediaries may impose separate eligibility requirements.

Shareholders should retain this Supplement for future reference.

PR2SAI-SP500-0623SUP

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